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                                                                    EXHIBIT 23.6

                        CONSENT OF PROSPECTIVE DIRECTOR

  I hereby consent to be named in the Joint Proxy Statement/Prospectus as a prospective director of Resources West Energy Corporation, and to all references to me included in this Registration Statement on Form S-4 and all amendments hereto.

October 4, 1994

                                          /S/ WALTER M. HIGGINS
                                          -------------------------
                                          Walter M. Higgins